UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 19, 2013 (February 15, 2013)

REGENCY ENERGY PARTNERS LP
(Exact name of Registrant as specified in its charter)

DELAWARE	001-35262	16-1731691
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

2001 Bryan Street, Suite 3700 Dallas, Texas 75201
(Address of principal executive offices)(Zip code)

Registrant's telephone number, including area code:  (214) 750-1771

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth under Item 2.03 hereof is incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 15, 2013, Regency Gas Services LP, (the “Borrower”), a wholly owned subsidiary of Regency Energy Partners LP (the “Partnership”), the lenders (as named therein), Wells Fargo Bank, N.A. (as successor to Wachovia Bank, National Association), as administrative agent for the lenders and as collateral agent for the secured parties (as named therein), Wells Fargo Bank, N.A and Bank of America, as issuing banks, Wells Fargo Bank, N.A (as successor to Wachovia Bank, National Association), as swingline lender, and the other arrangers and agents party thereto entered into an Amendment Agreement No. 4 (the “Fourth Amendment”) to the Fifth Amended and Restated Credit Agreement, effective as of March 4, 2010, among the Borrower, the Partnership and other guarantors named therein, the joint lead arrangers and joint bookmanagers, the administrative agent, the syndication agents, the collateral agent, the co-documentation agents and the lenders (all as named therein) (as amended, the “Credit Agreement”).

The Fourth Amendment, among other things,

•   amends the definition of “Material Project” in the Credit Agreement to include certain Lone Star NGL projects and a certain Ranch Westex JV LLC project; and

•   increases the limitation in the Credit Agreement on aggregate pro-forma additions to consolidated EBITDA attributed to Material Projects from 15% to 20%.

     In December of 2012, the Partnership announced the completion of the West Texas Gateway Pipeline and the Mont Belvieu Fractionator I projects, both undertaken through its Lone Star Joint Venture with Energy Transfer Partners.  In addition, the Partnership’s Ranch Joint Venture with Anadarko and Chesapeake recently completed the Ranch JV Processing Facility in West Texas.  The Partnership has amended its Credit Agreement to allow it to include the pro-forma EBITDA associated with these projects in its Consolidated EBITDA.

A copy of the Fourth Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing summary of such agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1 hereto.

Item 9.01. Exhibits.

     (d) Exhibits.

Exhibit No.	Description
10.1	Amendment No. 4 to the Fifth Amended and Restated Credit Agreement, dated February 15, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY ENERGY PARTNERS LP

By:         Regency GP LP, its general partner
By:         Regency GP LLC, its general partner

By:         /s/ Thomas E. Long
Thomas E. Long
Executive Vice President and Chief Financial Officer

Date:  February 19, 2013

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Amendment No. 4 to the Fifth Amended and Restated Credit Agreement, dated February 15, 2013.